UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of registrant)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Activity in the Constellation Energy Group, Inc. (“Constellation”) Stock Fund under the Constellation Employee Savings Plan, the Represented Employee Savings Plan for Nine Mile Point and the Employee Savings Plan for Constellation Energy Nuclear Group, LLC (collectively, the “401(k) Plans”) will be closed for participant transactions from March 12, 2012 until sometime during the week of March 12, 2012. This blackout period is required by the 401(k) Plans’ recordkeeper, T. Rowe Price, in connection with the closing of the previously announced merger (the “Merger”) with Bolt Acquisition Corporation, a Maryland Corporation (“Merger Sub”) and a wholly-owned subsidiary of Exelon Corporation, a Pennsylvania corporation (“Exelon”), in accordance with the Agreement and Plan of Merger, dated as of April 28, 2011, by and among Constellation, Exelon and Merger Sub.

On March 12, 2012, Constellation provided a notice to its directors and executive officers informing them that, during the blackout period, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002, they will be unable to trade in Constellation’s or Exelon’s common stock (or related securities). All dates contained in the attached notice assume the closing will occur on March 12, 2012, but if the closing does not occur on that date, the attached notice will be updated to reflect the actual date of the closing of the merger. During the blackout period and for a two-year period thereafter, information about the actual beginning and ending dates of the blackout period may be obtained, without charge, by contacting prior to the Merger Constellation Energy, Inc., Attention: Corporate Secretary, 100 Constellation Way, Baltimore, MD 21202 (telephone (410) 470-2800), and after the Merger Exelon Corporation, Attention: Corporate Secretary, 10 South Dearborn Street, P.O. Box 805379, Chicago, IL 60680 (telephone (312) 394-7398).

Constellation was unable to provide advance notice of the blackout period due to events that were unforeseeable to, and circumstances that were beyond the reasonable control of, Constellation as determined in writing by the administrator of the 401(k) Plans. A copy of this written determination accompanied the blackout notice provided to Constellation’s directors and executive officers.

A copy of the blackout notice sent to Constellation’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Blackout Notice to Directors and Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date: March 12, 2012	/s/ Sean J. Klein
Sean J. Klein
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Notice to Directors and Executive Officers.